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                                                                      EXHIBIT 23
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                          DATUM INC. AND SUBSIDIARIES



                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (Nos. 2-96564, 33-10335, 33-41709, 33-79772 and
333-46365) of Datum Inc. of our report dated February 12, 1998 appearing on page F-1 of this Annual Report on Form 10-K.


/s/ PRICE WATERHOUSE LLP
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PRICE WATERHOUSE LLP


Costa Mesa, California
March 23, 1998